Exhibit 33 a)
REPORT ON ASSESSMENT OF COMPLIANCE WITH
1122(d)(2)(vi) and 1122(d)(4)xi)
of REGULATION AR SERVICING CRITERIA

American Security Insurance Company, Standard Guaranty Insurance Company and Safeco Financial Institution Solutions,
Inc. (affiliates of Assurant Inc., collectively the "Asserting Party") is responsible for assessing compliance as of December
31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in 1122(d)(2)(vi), 1122(d)(4)(xi) and 1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal
Regulations, which the Asserting Party has concluded are applicable to the insurance escrow servicing activities it performs with respect to all mortgage loan-tacking transactions covered by this report. The transactions covered by this report include all mortgage loan-tracking transactions for which the Asserting Party served as a Vendor on behalf of Servicers for such asset-backed securities transactions that were registered after January 1, 2006 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"). The scope of the Asserting Party assertions excludes
1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal Regulations, which relates to servicing activities that are performed by the Asserting Party with respect to the Platform, but are not reported on herein.

The Asserting Party has assessed its compliance with 1122(d)(2)(vi) and 1l22(d)(4)(xi) ("the Applicable Servicing
Criteria') for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the
Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole. The Asserting Party used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the Applicable
Servicing Criteria.

The Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Reporting Period.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of and for the Reporting Period ending December 31,
2006 as set forth in this assertion.

American Security Insurance Company
Standard Guaranty Insurance Company
Safeco Financial Institution Solutions, Inc.

/s/ John Frobose
Senior Vice President
Date: February 23. 2007

Exhibit 33 b)

[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
2 of 41
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation
AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix
A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of
Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to
Aurora based on the activities it performs with respect to the Master Servicing Platform as of December 31, 2006
and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting
Period.
March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President
3 of 41
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
X
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.
4 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of 240.13k-1(b)(1)
of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations: (A)
Are mathematically accurate; (B) Are prepared
within 30 calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C) Are
reviewed and approved by someone other than the
person who prepared the reconciliation; and (D)
Contain explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports: (A) Are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) Provide
information calculated in accordance with the
X
2,3
X
2
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
5 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
terms specified in the transaction agreements; (C)
Are filed with the Commission as required by its
rules and regulations; and (D) Agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of pool
assets serviced by the servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number
of days specified in the transaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X
6 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
in accordance with the timeframes or other
requirements established by the transaction
agreements.
X
1
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) Such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or
credited, to obligors in accordance with
applicable pool asset documents and state laws;
and (C) Such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
X
7 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
been received by the servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the servicer's funds and not charged
to the obligor, unless the late payment was due to
the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of this Regulation AB, is maintained as set
forth in the transaction agreements.
X

Exhibit 33 c)

[Aurora Loan Services logo]

Certification Regarding Compliance with Applicable Servicing Criteria

1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item
1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting
Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which
Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that
(i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and
`subprime' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;
8 of 41
2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31, 2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Adminis tration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
X
9 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
default in accordance with the transaction
agreement
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of 240.13k-1(b)(1)
of this chapter.
X
10 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations: (A)
Are mathematically accurate; (B) Are prepared
within 30 calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C) Are
reviewed and approved by someone other than the
person who prepared the reconciliation; and (D)
Contain explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports: (A) Are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) Provide
information calculated in accordance with the
terms specified in the transaction agreements; (C)
Are filed with the Commission as required by its
rules and regulations; and (D) Agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of pool
assets serviced by the servicer.
X
4,5
X
1
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
X
2
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
11 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
the transaction agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
2
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number
of days specified in the transaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
X
X
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
in accordance with the timeframes or other
requirements established by the transaction
agreements.
X
X
12 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) Such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or
credited, to obligors in accordance with
applicable pool asset documents and state laws;
and (C) Such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the servicer's funds and not charged
to the obligor, unless the late payment was due to
the obligor's error or omission.
X
X
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
X
13 of 41
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of this Regulation AB, is maintained as set
forth in the transaction agreements.
X

Exhibit 33 d)
CountryWide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-o wned subsidiaries, Countrywide Home Loans, Inc. (CHL), Countrywide Tax Services
Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-
owned subsidiary of CHL (collectively the "Company") provides this platform level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17, Section 229.1122 of the Code of Federal Regulations ("Item 1122 of
Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform: publicly-Issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage- backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions" and for which the related issuer has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
14 of 41
Period: as of and for the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as 1122(d)(4)(i) and 1122(d)(4)(ii)
relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction, and 1122(d)(4)(xv), only as it relates to
Item 1115 of Regulation AB (derivative transactions).

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
1.
The Company is responsible for assessing its compliance with the Applicable Servicing
Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.
3.
Other than as identified on Schedule A hereto, as of and for the Period, the Company was in material compliance with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.

COUNTRYWIDE FINANCIAL CORPORATION
By: Is!: Steve Bailey
Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: Is!: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan Administration
Dated: February 28, 2007
Schedule A
Material Instances of Noncompliance
15 of 41
No material instances of noncompliance: the Company has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.

Exhibit 33 e)

Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE

Management of the Trust & Securities Services department of Deutsche Bank National Trust Company and
Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
1l22(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1l22(d)(4)(xiii) and 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria 1l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to 1122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria 1122(d)(2)(i), 1l22(d)(4)(i), and
1l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a
"servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor.
16 of 41
The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director
17 of 41

Exhibit 33 f)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American
Corporation, and the "Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections 229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii),
(d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") applicable to the
Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has identified a material instance of noncompliance with the servicing criterion sot forth in
Section 229.1 122(d)(2)(vii)(E) of the CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006,
and for the Reporting Period as set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

Exhibit 33 g)
GreenPoint Mortgage Funding, Inc.
Certification Regarding Compliance with Applicable Servicing Criteria

1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-
month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which GreenPoint acted as servicer involving residential mortgage loans (the "Platform");

2. GreenPoint has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
18 of 41

4. The criteria listed in the column tilled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of December
31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on
Appendix B hereto;

6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Platform taken as a whole; and

8. Ernst & Young, a registered public accounting firm, has issued an attestation report on GreenPoint's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 28, 2007
GreenPoint Mortgage Funding, Inc.
By: /s/: Michael DeFrancesco
Name: Michael DeFrancesco
Title: Senior Vice President,
Loan Administration
APPENDIX A

SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are
instituted to monitor any
performance or other triggers and
events of default in accordance with
the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities
are outsourced to third parties,
policies and procedures are
X
19 of 41
instituted to monitor the third
party's performance and compliance
with such servicing activities.
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back- up
servicer for the mortgage loans are
maintained,
` x
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on the
party participating in the servicing
function throughout the reporting
period in the amount of coverage
required by and otherwise in
accordance with the terms of the
transaction agreements.
x
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans arc
deposited into the appropriate
custodial bank accounts and related
bank clearing accounts no more
than two business days following
receipt or such other number of days
specified in the transaction
agreements.
x
X(1)
1122(d)(2)(ii)
Disbursements made via wire
transfer on behalf of an obligor or to
an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of hinds or guarantees
regarding collections, cash flows or
distributions, and any interest or
other fees charged for such
advances, are made, reviewed and
approved as specified in the
transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the
transaction, such as cash reserve -
accounts or accounts established as
a form of overcollateralization, are
separately maintained (e.g., with
respect to commingling of cash) as
set forth in the transaction
agreements.
X
1122(d)(2)(v)
Each custodial account is
maintained at a federally insured
depository institution as set forth in
the transaction agreements. For
purposes of this criterion, federally
X
20 of 41
insured depository institution" with
respect to a foreign financial
institution means a foreign financial
institution that meets the
requirements of Rule 13k-1(b)(l)
of the Securities Exchange Act
1122(d)(2)(vi)
Unissued checks are safeguarded so
as to prevent unauthorized access.
X .
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset-backed
securities related bank accounts,
including custodial accounts and
related bank clearing accounts. These
reconciliations are (A)
mathematically accurate; (B)
prepared within 30 calendar days
after the bank statement cutoff date,
or such other number of days
specified in the transaction
agreements; (C) reviewed and
approved by someone other than the
person who prepared the
reconciliation; and (D) contain
explanations for reconciling items.
These reconciling items are resolved
within 90 calendar days of their
original identification, or such other
number of days specified in the
transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those
to be filed with the Commission, are
maintained in accordance with the
transaction agreements and
applicable Commission requirements.
Specifically, such reports (A) are
prepared in accordance with
timeframes and other terms set forth
in the transaction agreements; (B)
provide information calculated in
x
`
21 of 41
accordance with the terms specified
in the transaction agreements; (C) are
filed with the Commission as
required by its rules and regulations;
and (D) agree with investors' or the
trustee's records as to the total unpaid
principal balance and number of
mortgage loans serviced by the
Servicer.
1122(d)(3)(ii)
Amounts due to investors are
allocated and remitted in accordance
with timeframes, distribution priority
and other terms set forth in the
transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor
are posted within two business days
to the Servicer's investor records, or
such other number of days specified
in the transaction agreements.
x
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Admin istration
1122(d)(4)(i)
Collateral or security on mortgage
loans is maintained as required by the
transaction agreements or related
mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents
are safeguarded as required by the
transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or
substitutions to the asset pool are
made, reviewed and approved in
accordance with any conditions or
requirements in the transaction
agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans,
including any payoffs, made in
accordance with the related mortgage
loan documents are posted to the
Servicer's obligor records maintained
no more than two business days after
receipt, or such other number of days
specified in the transaction
agreements, and allocated to
principal, interest or other items (e.g.,
escrow) in accordance with the
X
22 of 41
related mortgage loan documents.
1122(d)(4)(v)
The Servicer's records regarding the
mortgage loans agree with the
Servicer's records with respect to an
obligor's unpaid principal balance.
X
X(1)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(4)(vi)
Changes with respect to the terms or
status of an obligor's mortgage loans
(e.g., loan modifications or re -agings)
are made, reviewed and approved by
authorized personnel in accordance
with the transaction agreements and
related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions
(e.g., forbearance plans, modifications
and deeds in lieu of foreclosure,
foreclosures and repossessions, as
applicable) are initiated, conducted and
concluded in accordance with the
timeframes or other requirements
established by the transaction
agreements.
X
1122(d)(4)(viii)
Records documenting collection
efforts are maintained during the
period a mortgage loan is delinquent in
accordance with the transaction
agreements. Such records are
maintained on at least a monthly basis,
or such other period specified in the
transaction agreements, and describe
the entity's activities in monitoring
delinquent mortgage loans including,
for example, phone calls, letters and
payment rescheduling plans in cases
where delinquency is deemed
temporary (e.g., illness or
unemployment).
x
`
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for mortgage loans with variable
rates are computed based on the
related mortgage loan documents.
X
23 of 41
1122(d)(4)(x)
Regarding any funds held in trust for
an obligor (such as escrow accounts):
(A) such funds are analyzed, in
accordance with the obligor's
mortgage loan documents, on at least
an annual basis, or such other period
specified in the transaction
agreements; (B) interest on such funds
is paid, or credited, to obligors in
accordance with applicable mortgage
loan documents and state laws; and (C)
such funds are returned to the obligor
within 30 calendar days of full
repayment of the related mortgage
loans, or such other number of days
specified in the transaction
agreements.
x
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments)
are made on or before the related
penalty or expiration dates, as
indicated on the appropriate bills or
notices for such payments, provided
that such support has been received by
the servicer at least 30 calendar days
prior to these dates, or such other
number of days specified in the
transaction agreements.
X(2)
1122(d)(4)(xii)
Any late payment penalties in
connection with any payment to be
made on behalf of an obligor are paid
from the servicer's funds and not
charged to the obligor, unless the late
payment was due to the obligor's error
or omission.
X(2)
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business
days to the obligor's records
maintained by the servicer, or such
other number of days specified in the
transaction agreements.
X
1122(d)(4)(xiiv)
Delinquencies, charge-offs and
uncollectible accounts are recognized
and recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xiv)
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation
AB, is maintained as set forth in the
transaction agreements.
X
24 of 41
(1) The servicer has elected to take responsibility for assessing compliance with such servicing criteria as permitted by the Interpretation 17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox
(2) The servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.

APPENDIX B*

1.
GreenPoint has identified the following noncompliance with servicing criteria l122(d)(1)(i),
1122(d)(2)(iv), and 1122(d)(3)(ii) applicable to the Platform during the year ended December 31, 2006 as follows:

122(d)(l)(i) -- GreenPoint did not institute policies and procedures to monitor performance or other triggers and. events of defaults in accordance with the transaction agreements.

1l22(d)(2)(iv) --GreenPoint did not establish separate P&I and T&I accounts for certain securitizations which allowed funds to be commingled in various custodial accounts.

1122(d)(3)(ii) --In certain situations where GreenPoint has received mortgage insurance proceeds prior to the liquidation of the related properties, the mortgage insurance proceeds were not remitted at the time of the next regularly scheduled remittance date as required by the transaction agreements, but instead remained in the related custodial account and were remitted at the time the REQ liquidation proceeds were remitted to the Master Servicer.

2.
GreenPoint has implemented the following remediation procedures:

1122(d)(l)(i) -- GreenPoint has active monitoring of the entire portfolio and at investor levels but not at the securitization transaction level. GreenPoint will establish policies and procedures to monitor performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(2)(iv) --GreenPoint has separated the commingled funds and established proper custodial and escrow accounts and improved the oversight of establishing such accounts as required by the related agreements.

1l22(d)(3)(ii) -- GreenPoint is modifying applicable agreements to clarify that such mortgage insurance proceeds may be remitted at the time of the remittance of the REO liquidation proceeds or modifying its remittance practice to remit the mortgage insurance proceeds during the next regularly schedule remittance where required.

*Accountants' attestation report covers only paragraph 1 of this Appendix B

Exhibit 33 h)
Report on Assessment of Compliance
with Regulation AB Servicing Criteria

1. The undersigned authorized officer of LandAmerica Tax and Flood Services, Inc. (the
"Company") is responsible for assessing the Company's compliance with the applicable servicing criteria as defined in 17 CER Part 229 Section 1122(d) (4) (xi) and 1122(d) (4) (xii) (the "Regulation AB Servicing
25 of 41
Criteria") for residential mortgage backed securities for which the Company served as third-party property tax payment provider on the underlying collateral (the `Platform"). Except as set forth in the preceding sentence, the servicing criteria set forth in 17 CFR Part 229 Section 1122(d) are not applicable to the activities the Company performed with respect to the Platform.

2.
The Company used the criteria in 17 CFR Part 229 Section 1122(d) to assess the compliance with the Regulation AB Servicing Criteria.

3.
Under one of the services offered by the Company, some customers may elect to remit tax payments directly to tax agencies without having the Company remit those property tax payments through our tax payment service. We refer to these customers as "non-outsourced servicer customers." With respect to these non-outsourced customers and the services the Company delivered pursuant to the servicing criteria set forth in 17 CFR Part 229 Section I 122(d)(4)(xi), the Company's assertion is strictly limited to its processing of tax payments submitted through the Company's tax payment service.

4.
With respect to servicing criteria set forth in 17 CFR Part 229 Section 1122(d)(4)(xii), the
Company's assertion is strictly limited to its processing of property tax penalty payments. The Company has determined that its servicer customers may also have access to systems that enable those servicers to process penalties through obligor escrow accounts. Management's assessment of compliance does not relate to the actual or potential activities of other parties with access to obligor escrow accounts.

5.
Based on such assessment management believes that as of and for the year ended
December 31, 2006, the Company has complied in all material respects with the Regulation AB Servicing
Criteria related to the servicing of the Platform.

6.
The registered public accounting firm of Grant Thornton, LLP, has issued an attestation report on the Company's assessment of compliance with the Regulation AB Servicing Criteria as of and for the year ended December 31, 2006.

Date: February 20, 2007

LandAmerica Tax and Flood Services, Inc.

By: /s/ Bob Ige
Name: Bob Ige
Its: Executive Vice President

Exhibit 33 i)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as
26 of 41
indicated on Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of
Compliance" (the "Servicing Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting
Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and
Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting
Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of
Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on
Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31,
2006 and for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
27 of 41
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing
Criteria
Applicable to
LaSalle Bank
National
Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
X
28 of 41
explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related
Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets
(e.g., loan modifications or re -agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
29 of 41
example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
ACE Series 2006-GP1 Bear Stearns Series 2006-PWR11 Basic Asset Backed 2006-1 Washington
Mutual
Series 2006-
AR2
Banc of America Comm.
Mtge Series 2006-2
Bear Stearns Series 2006-PWR12 Credit Suisse AB Series 2006-1 Washington
Mutual
Series 2006-
AR6
Banc of America Comm.
Mtge Series 2006-5
Bear Stearns Series 2006-PWR13 Credit Suisse AB Series 2006-2 Washington
Mutual
Series 2006-
AR7
Bear Stearns Series 2006-
AQ1
Bear Stearns Series 2006-PWR14 Credit Suisse AB Series 2006-3 Washington
Mutual
Series 2006-
AR8
Bear Stearns Series 2006-
EC1
Bear Stearns Series 2006-TOP22 Credit Suisse AB Series 2006-4 Washington
Mutual
Series 2006-
AR9
Bear Stearns Series 2006-
EC2
Bear Stearns Series 2006-TOP24 Credit Suisse ARMT Series 2006-1 Washington
Mutual
Series 2006-
AR10
Bear Stearns Series 2006-
HE1
GSAA Home Equity Trust 2006-14 Credit Suisse ARMT Series 2006-2 Washington
Mutual
Series 2006-
AR11
Bear Stearns Series 2006-
HE2
GSAMP Series 2006-HE3 Credit Suisse ARMT Series 2006-3 Washington
Mutual
Series 2006-
AR12
Bear Stearns Series 2006-
HE3
GSAMP Series 2006-HE4 Credit Suisse HEMT Series 2006-1 Washington
Mutual
Series 2006-
AR13
Bear Stearns Series 2006-
HE4
GSAMP Series 2006-HE5 Credit Suisse HEMT Series 2006-2 Washington
Mutual
Series 2006-
AR14
Bear Stearns Series 2006-
HE5
GSAMP Series 2006-HE6 Credit Suisse HEMT Series 2006-3 Washington
Mutual
Series 2006-
AR15
Bear Stearns Series 2006-
HE6
GSAMP Series 2006-HE7 Credit Suisse HEMT Series 2006-4 Washington
Mutual
Series 2006-
AR16
Bear Stearns Series 2006-
HE7
GSAMP Series 2006-HE8 Credit Suisse HEMT Series 2006-5 Washington
Mutual
Series 2006-
AR17
Bear Stearns Series 2006-
HE8
JP Morgan Series 2006-LDP9 Credit Suisse HEMT Series 2006-6 Washington
Mutual
Series 2006-
AR18
Bear Stearns Series 2006-
HE9
Morgan Stanley Series 2006-TOP21 Credit Suisse Series 2006-1 Washington
Mutual
Series 2006-
AR19
Bear Stearns Series 2006-
HE10
Morgan Stanley Series 2006-TOP23 Credit Suisse Series 2006-2 Washington
Mutual
Series 2006-
HE1
Bear Stearns Series 2006-
PC1
Morgan Stanley Capital I Series 2006-HQ10 Credit Suisse Series 2006-3 Washington
Mutual
Series 2006-
HE2
Bear Stearns ABS Series
2006-1
Morgan Stanley Mtg Loan Trust Series 2006-
16ARX
Credit Suisse Series 2006-4 Washington
Mutual
Series 2006-
HE3
Bear Stearns Mortgage
Funding Series 2006-SL1
Morgan Stanley Mtg Loan Trust Series 2006-
1AR
Credit Suisse Series 2006-5 Washington
Mutual
Series 2006-
HE4
Bear Stearns Mortgage
Funding Series 2006-SL2
Morgan Stanley Mtg Loan Trust Series 2006-
3AR
Credit Suisse Series 2006-6 Washington
Mutual
Series 2006-
HE5
Bear Stearns Mortgage
Funding Series 2006-SL3
Morgan Stanley Mtg Loan Trust Series 2006-
5AR
Credit Suisse Series 2006-7 Washington
Mutual
WMALT
2006-AR1
Bear Stearns Mortgage
Funding Series 2006-SL4
Morgan Stanley Mtg Loan Trust Series 2006-
6AR
Credit Suisse Series 2006-8 Washington
Mutual
WMALT
2006-AR2
Bear Stearns Mortgage
Funding Series 2006-SL5
Morgan Stanley Mtg Loan Trust Series 2006-
8AR
Credit Suisse Series 2006-9 Washington
Mutual
WMALT
2006-AR3
Bear Stearns Mortgage
Funding Series 2006-SL6
Morgan Stanley Mtg Loan Trust Series 2006-
9AR
Credit Suisse HEAT Series 2006-1 Washington
Mutual
WMALT
2006-AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan Trust Series 2006-2 Credit Suisse HEAT Series 2006-3 Washington
Mutual
WMALT
2006-AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan Trust Series 2006-7 Credit Suisse HEAT Series 2006-4 Washington
Mutual
WMALT
2006-AR6
Citigroup Commercial
Mortgage Trust Series 2006-
C4
Morgan Stanley Mtg Loan Trust Series 2006-
11
Credit Suisse HEAT Series 2006-5 Washington
Mutual
WMALT
2006-AR7
Citigroup Commercial
Mortgage Trust Series 2006-
C5
Morgan Stanley Mtg Loan Trust Series 2006-
12XS
Credit Suisse HEAT Series 2006-6 Washington
Mutual
WMALT
2006-AR8
CD 2006-CD3 Mortgage
Trust
Morgan Stanley Mtg Loan Trust Series 2006-
13ARX
Credit Suisse HEAT Series 2006-7 Washington
Mutual
WMALT
2006-AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan Trust Series 2006-
15XS
Credit Suisse HEAT Series 2006-8 Washington
Mutual
WMALT
2006-AR10
CSFB Commercial Mtg.
Trust Series 2006-C4
Morgan Stanley Mtg Loan Trust Series 2006-
17XS
Lehman Mortgage Trust Series 2006-1 Washington
Mutual
WMALT
2006-1
First Franklin MLT Series
2006-FF18
Thornburg Mtg Securities Trust Series 2006-1 Lehman Mortgage Trust Series 2006-4 Washington
Mutual
WMALT
2006-2
Greenwich Capital Series
2006-GG7
Thornburg Mtg Securities Trust Series 2006-2 Lehman Mortgage Trust Series 2006-5 Washington
Mutual
WMALT
2006-3
GE Capital Comm Mtg.
Corp. Series 2006-C1
Thornburg Mtg Securities Trust Series 2006-3 Lehman Mortgage Trust Series 2006-6 Washington
Mutual
WMALT
2006-4
JP Morgan Series 2006-
CIBC14
Thornburg Mtg Securities Trust Series 2006-4 Lehman Mortgage Trust Series 2006-7 Washington
Mutual
WMALT
2006-5
JP Morgan Series 2006-
CIBC15
Thornburg Mtg Securities Trust Series 2006-5 Lehman Mortgage Trust Series 2006-8 Washington
Mutual
WMALT
2006-6
JP Morgan Series 2006-
CIBC17
Thornburg Mtg Securities Trust Series 2006-6 Lehman Mortgage Trust Series 2006-9 Washington
Mutual
WMALT
2006-7
JP Morgan Series 2006-
LDP7
ZUNI Trust Series 2006-OA1 Lehman XS Trust Series 2006-1 Washington
Mutual
WMALT
2006-8
JP Morgan Series 2006-
LDP8
Lehman XS Trust Series 2006-3 Washington
Mutual
WMALT
2006-9
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
Lehman XS Trust Series
2006-8
Lehman XS Trust Series 2006-5
Lehman XS Trust Series
2006-11
Lehman XS Trust Series 2006-7
Lehman XS Trust Series
2006-15
Lehman XS Trust Series 2006-9
Lehman XS Trust Series
2006-19
Lehman XS Trust Series 2006-10N
Lehman XS Trust Series
2006-20
Lehman XS Trust Series 2006-12
Lehman Mortgage Trust
Series 2006-2
Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge. Trust
Series 2006-C1
Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge. Trust
Series 2006-C3
Morgan Stanley Series 2006-HE1
LB-UBS Comm. Mtge. Trust
Series 2006-C4
Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge. Trust
Series 2006-C6
Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge. Trust
Series 2006-C7
Morgan Stanley Series 2006-HE4
Merrill Lynch Series 2006-
MLN1
Morgan Stanley Series 2006-HE5
Merrill Lynch Series 2006-
OPT1
Morgan Stanley Series 2006-HE6
Merrill Lynch Series 2006-
WMC2
Morgan Stanley Series 2006-HE7
Merrill Lynch Series 2006-
FF1
Morgan Stanley Series 2006-HE8
Merrill Lynch Countrywide
Series 2006-1
Morgan Stanley HEL Series 2006-1
Merrill Lynch Countrywide
Series 2006-2
NYMC Series 2006
Merrill Lynch Countrywide
Series 2006-3
SAIL 2006-1
Merrill Lynch Countrywide
Series 2006-4
SAIL 2006-2
Merrill Lynch Series 2006-
AHL1
SAIL 2006-3
Merrill Lynch Series 2006-
AR1
SAIL 2006-4
Merrill Lynch Series 2006-
FM1
SARM 2006-1
Merrill Lynch Series 2006-
HE2
SARM 2006-2
Merrill Lynch Series 2006-
HE3
SARM 2006-3
Merrill Lynch Series 2006-
HE4
SARM 2006-4
Merrill Lynch Series 2006- SARM 2006-5
HE5
Merrill Lynch Series 2006-
HE6
SARM 2006-6
Merrill Lynch Series 2006-
RM1
SARM 2006-7
Merrill Lynch Series 2006-
RM2
SARM 2006-8
Merrill Lynch Series 2006-
RM3
SARM 2006-9
Merrill Lynch Series 2006-
RM4
SARM 2006-10
Merrill Lynch Series 2006-
RM5
SARM 2006-11
Merrill Lynch Series 2006-
SD1
SARM 2006-12
Merrill Lynch Series 2006-
SL1
SASCO 2006-BC1
Merrill Lynch Series 2006-
SL2
SASCO 2006-BC2
Merrill Lynch Series 2006-
C1
SASCO 2006-BC3
Merrill Lynch Series 2006-
C2
SASCO 2006-BC4
Morgan Stanley Capital I
Series 2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I
Series 2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I
Series 2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I
Series 2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan
Trust Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan
Trust Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan
Trust Series 2006-14SL
Sequoia Alternative Loan Trust Series
2006-1
OWNIT Mortgage Loan
Trust Series 2006-3
OWNIT Mortgage Loan
Trust Series 2006-4
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
OWNIT Mortgage Loan
Trust Series 2006-5
OWNIT Mortgage Loan
Trust Series 2006-6
OWNIT Mortgage Loan
Trust Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series
2006-C24

Exhibit 33 j)

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in 2006, specifically Item 1 122(d)(4)(xi), only as it relates to the `Applicable
Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party (collectively,
"Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.

Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the
Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively,
`insurance Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.

3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.
2. The Asserting Party has assessed its compliance with respect to the functions it performs for the
Applicable Servicing Criteria.

3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing
Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.

NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.

SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.

Exhibit 33 k)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Exhibit 33 l)

[WELLS FARGO logo]

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue SE
Minneapolis, MN 55414

Appendix I

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company") is
responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission. The Company has determined that the servicing criteria are applicable in regard to the servicing-platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after January 1, 2006, for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: The servicing criteria set forth in Item 1122(d)(4)(i) and 1122(d)(4)(ii), in regard to the activities performed by the Company with respect to the Platform (the "Applicable Servicing
Criteria"). The Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.
Period: Twelve months ended December 31, 2006 (the "Period").

With respect to the Platform, the Company provides the following assessment of compliance with respect to the Applicable Servicing Criteria:

1. The Company is responsible for assessing the Company's compliance with the Applicable Servicing
Criteria as of and for the Period.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, the Company used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the
Company's assessment of compliance as of and for the Period.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/: Shari L. Gillund
Its: Senior Vice President
Dated:: March 1, 2007